UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 23, 2010

Commission File Number: 333-144973

LAS VEGAS RAILWAY EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

6650 Via Austi Parkway, Suite 170
Las Vegas, NV  89119

(Address of principal executive offices, including zip code)

702-583-6715
 (Registrant's telephone number, including area code)

Liberty Capital Asset Management, Inc.
2470 St Rose Parkway, Suite 314
Henderson, NV  89074
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAS VEGAS RAILWAY EXPRESS, INC.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 23, 2010, Theresa Carlise resigned her position from the Company’s Board of Directors.    Mr. Carlise resigned for personal reasons and has no disputes or disagreements with the Company.  On April 23, 2010, the Board accepted the resignation of Ms. Carlise from the Company’s Board of Directors.

EXHIBIT INDEX

EXHIBIT	DESCRITPION

10.5	Letter of resignation,
From Theresa Carlise, dated April 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: April 23, 2010	LAS VEGAS RAILWAY EXPRESS, INC.

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer